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WARRANT NO.------------------------                            RIGHT TO PURCHASE
                                                               9,000 SHARES


                      PACIFIC COAST APPAREL COMPANY, INC.,
                            A CALIFORNIA CORPORATION

                        WARRANT TO PURCHASE COMMON STOCK

                       Registered Owner:  John Ankeny
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                                   Date:  July 23, 1997
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FOR VALUE RECEIVED, Pacific Coast Apparel Company, Inc., a California
corporation (the "Corporation") grants the following rights to the registered owner of this WARRANT:

     (a) ISSUE. Upon tender to the Corporation (as defined in paragraph (e) hereof), the Corporation shall issue to the registered owner hereof the number of shares specified in paragraph (b) hereof fully paid and nonassesable shares of Common Stock of the Corporation that the registered owner is otherwise entitled to purchase.

     (b) NUMBER OF SHARES. The number of shares of Common Stock of the corporation that the registered owner of this Warrant is entitled to receive upon exercise of this Warrant is 9,000 shares. The Corporation shall at all times reserve and hold available sufficient shares of common Stock to satisfy all conversion and purchase rights represented by outstanding convertible securities, option and warrants, including this Warrant. The corporation covenants and agrees that all shares of Common Stock that may be issued upon the exercise of this Warrant shall, upon issuance, be duly and validly issued, fully paid and nonassessable, and free from all taxes, lines and charges with respect to the purchase and the issuance of the shares.

     (c) EXERCISE PRICE. The exercise price of this Warrant, the price at which the shares of stock purchasable upon exercise of this Warrant may be purchased, is $1.00 for all 9,000 shares.

     (d) EXERCISE PERIOD. Provided, that this Warrant may only be exercised on or before July 22, 2000 ("Exercise Period"). If not exercised during this period, this Warrant and all rights granted under this Warrant shall expire and lapse.

     (e) TENDER. The exercise of this Warrant must be accomplished by actual delivery of the Exercise Price in cash, certified check or official bank draft in lawful money of the United States of America, and by actual delivery of a duly exercised form, a copy of which is attached to this Warrant as Exhibit "A," properly executed by the Registered owner of this Warrant, and by

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surrender of this Warrant.  The payment and exercise form must be delivered, personally or by mail, to the principal offices of the Corporation, currently at 11828 Teale Street, Culver City, California 90230. Documents sent by mail shall be deemed delivered when they are received by the Corporation.

     (f) LEGEND. The shares of Common Stock of the Corporation (or the shares into which the Common Stock has been changed or converted) purchased upon the exercise of this Warrant ("Restricted Stock") or purchasable upon exercise of this Warrant ("Underlying Stock") shall not be transferable except upon conditions stated below, which are intended to insure compliance with federal and state securities laws. The certificates representing these shares of stock, unless the same are registered prior to exercise of this Warrant, shall be stamped or otherwise imprinted with a legend in substantially the following form:

     "The securities represented by this Certificate have not been registered under the Securities Act of 1933, as amended, or the securities laws of any state. The securities have been acquired for investment and may not be sold, offered for sale, transferred, hypothecated in the absence of an effective registration under the Securities Act of 1933, a amended, and any applicable state securities laws or an opinion of counsel satisfactory in form and substance to counsel for the Corporation that the transaction shall not result in a violation of state or federal securities laws."

     (g) REGISTRATION. The shares of Common Stock that are to be received by the Registered Owner upon exercise of this Warrant will not be registered by the Corporation under the Securities Act of 1933 (the "Act"). John Ankeny represents and warrants that he is acquiring this Warrant for his own account for investment, and not with a view to distribution within the meaning of the Act. He further acknowledges that the shares may not be sold publicly for one year after purchase and then only in accordance with SEC Rule 144; and that he has consulted legal counsel in this regard.

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                                    EXHIBIT A


(To be completed by the holder of the Warrant to which this exhibit is attached to exercise the Warrant and to purchase the stock purchasable upon exercise of the Warrant.)

                       PACIFIC COAST APPAREL COMPANY, INC.
                               11828 TEALE STREET
                          CULVER CITY, CALIFORNIA 90230


The undersigned hereby: (1) irrevocably subscribes for and offers to purchase 9,000 shares of Common Stock of PACIFIC COAST APPAREL COMPANY, INC. pursuant to the Warrant to which this exhibit is attached; (2) encloses payment of $1.00 for these shares; and (3) requests that a certificate for the shares be issued in the name of the undersigned and delivered to the undersigned at the address specified below.




Date:
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                       (PLEASE SIGN EXACTLY AS YOUR NAME APPEARS ON THE WARRANT)



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                       (ADDRESS OF WARRANT HOLDER)